SUMMARY PROSPECTUS

April 5, 2023

Bridges Capital Tactical ETF

Ticker Symbol: BDGS

Listed on The Nasdaq Stock Market®

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about the Bridges Capital Tactical ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.bridgesetf.com. You can also get this information at no cost by calling 215-882-9983. The current Prospectus and Statement of Additional Information dated April 5, 2023 are incorporated by reference into this Summary Prospectus.

Bridges Capital Tactical ETF

Fund Summary

Investment Objective

Bridges Capital Tactical ETF (the “Fund”) seeks to provide capital appreciation.

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.78%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.78%

[1]

The Fund’s investment advisory agreement provides that the Adviser will pay substantially all expenses of the Fund, except for the fee payment under the Fund’s Investment Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expense and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses and fees and expenses associated with the Fund’s securities lending program, if applicable.

[2]	Other Expenses and Acquired Fund Fees and Expenses are estimated for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$80	$249

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. At the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed, diversified exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a blend of passively managed U.S. equity index ETFs, large-capitalization equity securities and cash or cash equivalents. The allocation and rebalancing of the Fund’s investments is based on proprietary analysis by the Fund’s sub-adviser, Bridges Capital, LLC (the “Sub-Adviser”), of macroeconomic events, changing market breadth, and volatility.

It is expected that the Fund will generally hold 5 to 20 investments selected from a universe that includes large-capitalization U.S. equity securities and passively managed index ETFs tracking U.S. small-, mid- and large-capitalization equity indexes (the “Indexes”), including but not limited to the S&P 500 Index (the “S&P 500”), the Nasdaq-100 and the Russell 2000 Index. For purposes of the Fund’s investments, the Sub-Adviser considers large-capitalization securities to consist of the top 10 holdings in both the Nasdaq-100 and the S&P 500. The Sub-Adviser will deduct for overlap between the two indexes and remove some names based on its proprietary valuation and volatility analysis. The Sub-Adviser will then filter these companies based on its analysis of company growth opportunities, volatility, and downside risk to select the large-capitalization U.S. equity securities for the Fund.

The Fund seeks to provide capital appreciation with a focus on capital preservation during periods determined by the Sub-Adviser to pose greater risk of overall market drawdowns. To identify portfolio investments, the Sub-Adviser has developed the following multi-step investment process:

Step 1: The Sub-Adviser will develop a thesis based on overall market environment and economic conditions (the “Macro-Thesis”). Examples of macro-events that could affect the Macro-Thesis may include, but are not limited to, Federal Reserve posture on interest rates and quantitative easing or tightening, trends of growing or shrinking earnings, revisions of earnings, and hiring or layoffs from top 10-20% component companies in the Nasdaq-100 and/or S&P 500. This Macro-Thesis determines a bias to focus the Fund’s strategy on a more risk-on (bullish) posture or a more risk-averse (bearish) posture. Changes to the Macro-Thesis are rare, occurring less than annually and are determined by multiple quarters of fundamental data indicating to the Sub-Adviser that fundamental conditions outlined above exist to support the change. During periods of risk-on, the Fund will experience less rebalancing and tend to be more fully invested for longer periods, multiple months at a time, than during the risk-averse posture. A fully invested portfolio consists of approximately 75% of Fund assets in passively managed index ETFs and approximately 20% invested in individual equities determined by the Sub-Adviser outlined in the process above. A partially invested portfolio consists of approximately 80% of Fund assets invested in cash or cash-equivalents and approximately 20% invested in individual equities. During periods of risk-aversion, the Fund will be partially invested for longer periods, experience more rebalancing, approximately 2 times per month, and tend to hold more cash or cash-equivalents (i.e., money market funds or T-Bill funds), for longer periods than during the risk-on posture. The rebalancing primarily consists of moving approximately 75% of Fund assets to or from passively managed index ETFs to or from cash or cash-equivalents. The portfolio will remain with this allocation until the Sub-Adviser determines the next time to rebalance as outlined in Step 2 below. Timing of the rebalancing of the portfolio is different than a change to the Macro-Thesis (risk-on vs risk-aversion), as rebalancing occurs multiple times throughout the year and changes to the Macro-Thesis occur less than annual.

Step 2: In order to determine the timing to rebalance the Fund portfolio, the Sub-Adviser will analyze current market breadth participation and volatility. Market breadth refers to each of the companies listed on the Nasdaq Composite and the New York Stock Exchange. Participation refers to how many companies are contributing to the current trend of the Indexes they are contained in, as opposed to working against the trend, along with how far they have moved along that existing trend. Trends are identified using a proprietary analysis and metric of the Sub-Adviser, which identifies the current price of the company or Index, compared to a previous price point where the Sub-Adviser identified a change in the daily direction of the company or Index. Volatility refers to near-term (< 1-month) vs longer-term (>3-month). Volatility is measured using the implied volatility of Index options over the reference time periods of <1-month and >3 months.

Step 3: The Sub-Adviser rebalances the Fund’s portfolio when the Sub-Adviser’s proprietary analysis of breadth and volatility outlined in Step 2 identifies a change in market dynamics. Individual equity holdings are seldom rebalanced. In times where the Macro-Thesis is bearish, rebalancing occurs approximately two times per month. In times where the Macro-Thesis is bullish, rebalancing occurs approximately six times per year. Rebalancing is subject to more or less frequent changes, depending on the Sub-Adviser’s proprietary analysis.

The Sub-Adviser’s sell discipline is identified in two areas. The first is the opportunity to sell from the Fund’s allocation to passively managed ETFs based on the proprietary analysis outlined in Step 2 above. The second sell discipline is the opportunity to sell from the Fund’s allocation to individual equity holdings. Total investments into the individual company allocation of Fund assets are generally limited to 20% in aggregate and equally weighted among the individual companies. This is a long-term allocation with selling occurring when a company falls out of the top 10 status of the corresponding index or the Sub-Adviser identifies a risk to the company’s overall long-term growth prospects. Examples of these risks could include, but are not limited to, market saturation with new entrants of competition or top executive management change.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Adviser’s or Sub-Adviser’s success or failure to implement investment strategies for the Fund.

Risk of Investing in Other ETFs. Because it invests other ETFs, the Fund’s investment performance is impacted by the investment performance of the selected underlying ETFs. An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Fund’s portfolio. At times, certain of the segments of the market represented by the Fund’s underlying ETFs may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”

Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years.

Mid-Capitalization Companies Risk. To the extent the Fund gains exposure to securities of mid-capitalization companies through its investments in other ETFs, investments in such companies involve greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Small-Capitalization Companies Risk. To the extent the Fund gains exposure to securities of small-capitalization companies through its investments in other ETFs, investments in such companies involves greater risk than customarily is associated with investing in larger, more established companies. Small-capitalization companies often have less predictable earnings, more limited product lines, markets, distribution channels and financial resources, and the management of such companies may be dependent upon one or few people. Price movements of small-capitalization companies may be more volatile than mid-capitalization and large-capitalization companies.

Cash and Cash Equivalents Risk. To the extent the Fund’s assets are allocated to cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Cash equivalents include shares in money market funds that invest in short-term, high-quality instruments such as Treasury bills and notes, the value of which generally are tied to changes in interest rates. Cash equivalents are not guaranteed as to principal or interest, and the Fund could lose money through these investments.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

ETF Risks

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Premium-Discount Risk. The Shares may trade above or below their NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market, LLC (the “Exchange”) or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Fund Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Fund Shares when their market price is at a premium or sell the Fund Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.

●	Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors incur the cost of the “spread” also known as the “bid-ask spread”, which is the difference between what investors are willing to pay for Fund Shares (the “bid” price) and the price at which they are willing to sell Fund Shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.

●	Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

New Sub-Adviser Risk. The Sub-Adviser has no experience with managing an ETF, which may limit the Sub-Adviser’s effectiveness. In addition, although the Sub-Adviser has retained third-party vendors to perform certain functions (e.g., compliance services, operations, etc.), it employs a single individual and has limited resources, which may prevent it from being able to continue to provide sub-advisory services if the principal becomes incapacitated. Over time, the Sub-Adviser will augment its resources as market conditions permit. In addition, the Sub-Adviser regularly evaluates its business continuity plan with the Adviser to ensure continuity of operations and portfolio management should a disruption to operations occur.

New Fund Risk. The Fund is new with no operating history as of the date of the prospectus. As a result, prospective investors have no or limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

PERFORMANCE

Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Performance information is available on the Fund’s website at www.bridgesetf.com or by calling the Fund at (215) 882-9983.

Investment Adviser & Investment Sub-Adviser

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Bridges Capital, LLC (“Sub-Adviser”)

Portfolio Managers

Raymond T. Bridges is the founder and Managing Member of the Sub-Adviser and has been primarily responsible for the day-to-day management of the Fund since its inception in 2023.

Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation

Purchase And Sale Of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Purchases Through Broker-Dealers And Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.